                                                                   EXHIBIT 10.61


                                DONALD J. TRUMP
                               725 FIFTH AVENUE
                           NEW YORK, NEW YORK 10022

                                          January 8, 1996

Trump Hotels & Casino Resorts, Inc.
Mississippi Avenue and The Boardwalk
Atlantic City, New Jersey 08401

Attention: Board of Directors

Dear Sirs:

  In connection with the merger of THCR Merger Corp. ("Merger Sub"), a wholly owned subsidiary of Trump Hotels & Casino Resorts, Inc. ("THCR"), with and into Taj Mahal Holding Corp. ("Taj Holding"), and the related transactions described in the Agreement and Plan of Merger (the "Merger Agreement"), dated as of January 8, 1996, by and among THCR, Merger Sub and Taj Holding (the "Merger Transaction"), and as an inducement for the parties thereto to enter into the Merger Agreement, I hereby agree to take the actions contemplated to be taken by me in connection with the Merger Transaction, including to vote or to cause to be voted all shares of Common Stock, par value $.01 per share, and Class B Common Stock, par value $.01 per share, of THCR beneficially owned by me for approval of the Merger Transaction, which approval will include the approval and adoption of the Merger Agreement.

  By its countersignature below, THCR agrees to use reasonable efforts to fulfill, and cause to be fulfilled, those obligations owed to me in connection with the Merger Transaction.

  The agreements of the undersigned and THCR contained herein shall terminate at such time as the Merger Agreement is terminated in accordance with its terms.

                                          Sincerely,

                                                   /s/ Donald J. Trump

                                          -------------------------------------
                                          Donald J. Trump

Agreed and Accepted:
TRUMP HOTELS & CASINO RESORTS, INC.

By: /s/ Robert M. Pickus
   _________________________________
  Name: Robert M. Pickus
  Title: Executive Vice President

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                                DONALD J. TRUMP
                               725 FIFTH AVENUE
                           NEW YORK, NEW YORK 10022

                                          January 8, 1996

Trump Hotels & Casino Resorts, Inc.
Mississippi Avenue and The Boardwalk
Atlantic City, New Jersey 08401

Attention: Board of Directors

Dear Sirs:

  In connection with the merger of THCR Merger Corp. ("Merger Sub"), a wholly owned subsidiary of Trump Hotels & Casino Resorts, Inc. ("THCR"), with and into Taj Mahal Holding Corp. ("Taj Holding"), and the related transactions described in the Agreement and Plan of Merger (the "Merger Agreement"), dated as of January 8, 1996, by and among THCR, Merger Sub and Taj Holding (the "Merger Transaction"), and as an inducement for the parties thereto to enter into the Merger Agreement, I hereby agree to take the actions contemplated to be taken by me in connection with the Merger Transaction, including to vote or to cause to be voted all shares of Common Stock, par value $.01 per share, and Class B Common Stock, par value $.01 per share, of THCR beneficially owned by me for approval of the Merger Transaction, which approval will include the approval and adoption of the Merger Agreement.

  By its countersignature below, THCR agrees to use reasonable efforts to fulfill, and cause to be fulfilled, those obligations owed to me in connection with the Merger Transaction.

  The agreements of the undersigned and THCR contained herein shall terminate at such time as the Merger Agreement is terminated in accordance with its terms.

                                          Sincerely,

                                                   /s/ Donald J. Trump

                                          -------------------------------------
                                          Donald J. Trump

Agreed and Accepted:
TRUMP HOTELS & CASINO RESORTS, INC.

By: _________________________________
  Name: